UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NorthWestern Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
[page 1]

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
NORTHWESTERN CORPORATION NORTHWESTERN CORPORATION 3010 W. 69TH STREET SIOUX FALLS, SD 57108 [stockholder name and address]

Meeting Information
Meeting Type:                                Annual
For holders as of:                                           February 22, 2010
Date:     April 22, 2010          Time:    9:00 a.m. CDT

Location:               NorthWestern Energy Operations Center
                                600 Market Street W.
                                Huron, SD  57350

You are receiving  this communication because you hold  shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
[page 2]

– Before You Vote –
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT                                                                           ANNUAL REPORT / FORM 10-K

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 8, 2010 to facilitate timely delivery.

– How to Vote –
Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit  Control Number available and follow the instructions.
Vote By Telephone: To vote by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have the 12 Digit Control Number available and follow the instructions. Please see the instructions above on How to Access the Proxy Materials to view the proxy materials online or to request a paper copy prior to voting.
Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote in Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
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Voting Items

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

1.	Election of Directors

Nominees:
01) Stephen P. Adik	05) Julia L. Johnson
02) Dorothy M. Bradley	06) Philip L. Maslowe
03) E. Linn Draper, Jr.	07) Denton Louis Peoples
04) Dana J. Dykhouse	08) Robert C. Rowe

2.	Ratification of selection of Deloitte & Touche LLP as independent registered accounting firm for fiscal year ended December 31, 2010.

3.	Upon such other matters as may come before said meeting or any adjournment or postponement thereof, in the discretion of the Proxyholders.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
[page 4]